Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
(10)	Commitments and Contingencies

Limited warranty

Our limited warranty accrual is recorded as a component of accrued expenses and other liabilities on the accompanying condensed consolidated balance sheets for each period presented. The following table reflects activity in the warranty accrual for the periods indicated:

	Three Months Ended March 31,
	2013	2012
	(in thousands)
Warranty Accrual Activity
Balance, Beginning of Period	$24,030	$24,004
Warranty Expense	8,556	7,441
Warranty Claims Paid	(7,678)	(4,009)

Balance, End of Period	$24,908	$27,436

Lease commitments

At March 31, 2013, we leased the majority of our dealership and reconditioning center locations. We also leased our corporate office in Phoenix, Arizona, and operations collection facilities in Dallas, Texas. As each lease matures, we evaluate the existing location to determine whether the dealership should be relocated to another site in the region closer in proximity to new car franchises and/or higher traffic retail areas. As of March 31, 2013, we had approximately $69.3 million in aggregate operating lease obligations.

Legal matters

We are involved in various claims and actions arising in the ordinary course of business. In the opinion of management, based on consultation with legal counsel, the ultimate disposition of these matters will not have a material adverse effect on us. We believe appropriate accruals have been made for the disposition of these matters. In accordance with ASC 450, Contingencies, we establish an accrual for a liability when it is both probable that the liability has been incurred and the amount of the loss can be reasonably estimated. These accruals are reviewed monthly and adjusted to reflect the impact of negotiations, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular case. Legal expenses related to defense, negotiations, settlements, rulings, and advice of outside legal counsel are expensed as incurred.

There have been no material changes to the status of pending litigation or our accruals for legal matters disclosed in our Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 28, 2013, however; subsequent to March 31, 2013, we provided requested information to the CFPB in conjunction with their supplemental request for information that we received on February 21, 2013. We also received a further request for information on May 1, 2013, and we are currently in the process of responding.

Additionally, in the ordinary course of business, we are a defendant in various other types of legal proceedings. Although we cannot determine at this time the amount of the ultimate exposure from these lawsuits, if any, based on the advice of counsel, management does not expect the final outcome to have a material adverse effect on us.

(13) Commitments and Contingencies

Limited warranty

Our DriveCare® limited warranty accrual is recorded as a component of accrued expenses and other liabilities on the accompanying consolidated balance sheets for each year presented. The following table reflects activity in the warranty accrual for the periods indicated:

	Years Ended December 31,
	2012	2011	2010
	($ in thousands)
Balance, Beginning of Period	$24,004	$17,936	$920
Warranty Expense	23,195	20,183	23,898
Warranty Claims Paid	(20,837)	(14,115)	(6,882)

Balance, End of Period	$26,362	$24,004	$17,936

Lease commitments

We lease used car sales facilities, reconditioning centers, our former loan servicing center, our corporate office, an aircraft, and certain other office/computer equipment from unrelated and related entities under various operating leases that expire through January 2025. The leases provide for periodic rent increases and many contain escalation clauses and various renewal options from one to ten years. In certain instances, we are also responsible for occupancy and maintenance costs, including real estate taxes, insurance, and utility costs. We recognize rent expense on a straight-line basis over the length of the lease term. Rent expense, including dealership closing costs, totaled $17.5 million, $16.6 million, and $16.9 million for the years ended December 31, 2012, 2011, and 2010, respectively.

A summary of future minimum lease payments required under non-cancelable operating leases with remaining lease terms in excess of one year as of December 31, 2012 follows:

	Related Party	Non-Related Party	Total
	($ in thousands)
Year 1	$7,641	$11,217	$18,858
Year 2	7,631	9,121	16,752
Year 3	6,981	6,708	13,689
Year 4	5,121	3,903	9,024
Year 5	4,963	2,075	7,038
Thereafter	3,380	1,520	4,900

Total	$35,717	$34,544	$70,261

We have properties where we ceased operations and still remain obligated under the lease agreements, some of which we have sub-leased to third-party tenants. A summary of future minimum sub-lease income under non-cancelable operating leases with remaining lease terms in excess of one year as of December 31, 2012 follows:

Total
($ in thousands)
Year 1	$670
Year 2	348
Year 3	59
Year 4	15
Year 5	—
Thereafter	—

Total	$1,092

Prior to and during 2012, we closed dealerships and reconditioning centers and incurred dealership closing costs and recorded lease termination liabilities in accordance with ASC 420 “Exit or Disposal Activities” (ASC 420). At December 31, 2012 and 2011, approximately $1.2 million and $1.4 million, respectively, remain in accrued expenses and other liabilities on the accompanying consolidated balance sheets for these lease obligations. In accordance with ASC 420, we recorded an aggregate amount of $0.2 million, $0.1 million, and $0.4 million in lease obligations associated with these closures for the years ended December 31, 2012, 2011, and 2010, respectively. At December 31, 2012, the expiration of these leases range from 2013 to 2018.

Legal matters

We are involved in various claims and actions arising in the ordinary course of business. In the opinion of management, based on consultation with legal counsel, the ultimate disposition of these matters will not have a material adverse effect on us. We believe appropriate accruals have been made for the disposition of these matters. In accordance with ASC 450, Contingencies, we establish an accrual for a liability when it is both probable that the liability has been incurred and the amount of the loss can be reasonably estimated. These accruals are reviewed monthly and adjusted to reflect the impact of negotiations, settlements and payments, rulings, advice of legal counsel, and other information and events pertaining to a particular case. Legal expenses related to defense, negotiations, settlements, rulings, and advice of outside legal counsel are expensed as incurred. At December 31, 2012, we do not have any material accruals for legal contingencies.

In August 2008, we received a Civil Investigative Demand from the Texas Office of Attorney General, Consumer Protection Division, asking for the production of certain materials. The demand indicates it is the subject of an investigation of possible violations of the Deceptive Trade Practices Act, Sections 17.46(a) and (b) in the marketing, advertising, financing, and selling of used vehicles. We provided the Texas Office of Attorney General with all requested information in August 2008. At that time, we met with the state’s Attorney General’s Office to provide them with an overview of the Company and discuss the requested materials. In addition, the Attorney General’s Office indicated that they would review the materials we provided to them and if there were any concerns they would contact us to meet, discuss and resolve the concerns. The Texas Attorney General has requested additional information and documentation from time to time, most recently in February 2010 when it requested clarifying information limited to vehicle inspections, after sale repairs, warranty, loan servicing, and consumer concerns. We believe the request is routine in nature and we have responded accordingly. We believe we are in compliance with all applicable state laws and regulations and we intend to continue to cooperate with state officials, and we will continue to fully cooperate with the state’s Attorney General’s Office in responding to the demand and any follow up discussions with them. We believe we do not have loss contingencies related to this matter.

On April 12, 2012, the Consumer Financial Protection Bureau (the “CFPB”) delivered a Civil Investigative Demand to DTAG requesting that DTAG produce certain documents and information and answer questions relating to certain components of the business of DTAG and its affiliates. The CFPB has not alleged a violation by DTAG of any law and DTAG is cooperating with the CFPB’s requests for information. We have provided the documents and information initially requested by the CFPB. On February 21, 2013, we also received a limited request to clarify and supplement certain information previously provided to the CFPB. Such information has since been provided.

On March 4, 2013, Credit Acceptance Corporation filed a patent infringement complaint against DTAG, DTAC and GO in the U.S. District Court for the Central District of California, Western Division. In its complaint, the plaintiff alleges infringement of its U.S. Patent No. 6,950,897, entitled “System and Method for Providing Financing.” The complaint seeks injunctive relief as well as awards of damages and attorneys’ fees. We have not yet answered the complaint but believe we do not have loss contingencies related to this matter.

Additionally, in the ordinary course of business, we are a defendant in various other types of legal proceedings. Although we cannot determine at this time the amount of the ultimate exposure from these lawsuits, if any, based on the advice of counsel management does not expect the final outcome to have a material adverse effect on us.